Exhibit 10.14



01134881


                              SETTLEMENT AGREEMENT

     Agreement dated September 15, 1995 among Grand Slam Acquisition Corp., a Delaware corporation ("GSAC"), Pinnacle Brands, Inc. (formerly Score Group, Inc.), a Delaware corporation ("PBI"), MLM Acquisition Corp., a Delaware corporation ("MLM Acquisition" and, collectively with GSAC and PBI, the "GSAC Parties"), Daniel C. Shedrick ("Shedrick"), Harris A. Cahn ("Cahn"), Barry A. Halper ("Halper"), Bruno Tomasi ("Tomasi") and Franco Harris ("Harris" and, collectively with Shedrick, Cahn, Halper and Tomasi, the "MLM Stockholders") and Larry Lambrecht ("Lambrecht" and, collectively with the MLM Stockholders, the "MLM Parties").

                                   Background

     The GSAC Parties and the MLM Stockholders are party to a Business Combination Agreement and Plan of Reorganization dated as of June 10, 1993 (as amended by the BCA Amendment referred to below, the "Amended BCA") and an Amendment to Business Combination Agreement and Plan of Reorganization dated July 30, 1993 (the "BCA Amendment") pursuant to which, inter alia, GSAC entered into consulting agreements with each of the MLM Parties.

     The GSAC Parties and the MLM Parties, intending to be legally bound hereby, agree as follows:

     1.  GSAC Consulting Agreements.

     1.1 Payment. Concurrently with the execution and delivery of this agreement, GSAC is paying $1,000,000 to the MLM Parties (allocated 72 1/2% to Shedrick, 10% to Cahn, 10% to Halper, 2 1/2% Tomasi, 2 1/2% to Harris and 2 1/2% to Lambrecht), plus as to each MLM Party the amount set forth under such MLM Party's name as "Total Adjustments" on Schedule 1.1, in full satisfaction of all of GSAC's obligations (whether accrued prior to, on or after the date of this agreement) under the GSAC Consulting Agreements.

     1.2 Section 2 of GSAC Consulting Agreements. The words "the third anniversary of the date hereof" are deleted and the words "September 15, 1995" are substituted therefor in Section 2 of the GSAC Consulting Agreements.

     2.  Releases.

     2.1 The GSAC Parties. Concurrently with the execution and delivery of this agreement, the GSAC Parties are executing and delivering to each of the MLM Parties a release in the form of exhibit 2.1.

     2.2 The MLM Parties. Concurrently with the execution and delivery of this agreement, each of the MLM Parties is executing and delivering to the GSAC Parties a release in the form of exhibit 2.2.

     3.  Representations and Warranties of the GSAC Parties.

     Each of the GSAC Parties hereby represents and warrants to the MLM Parties with respect to itself as follows:

     3.1 Organization; Authority; Binding Effect. Each of the GSAC Parties is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to execute and deliver this agreement and to perform its obligations hereunder. The execution, delivery and performance of this agreement have been duly authorized by all necessary corporate action of each of the GSAC Parties and this agreement constitutes a valid and binding obligation of each of the GSAC Parties, enforceable against each of them in accordance with its terms.

     3.2 No Conflict. Neither the execution, delivery and performance of this agreement nor the consummation of any or all of the transactions contemplated hereby will (a) violate any provision of the certificate of incorporation or by-laws (or other governing instrument) of any of the GSAC Parties or (b) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of any of the GSAC Parties under, any agreement or commitment to which any of the GSAC Parties is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of any of the GSAC Parties is subject, or
(c) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to any of the GSAC Parties.

     3.3 No Other Representations and Warranties. The GSAC Parties have received no representations and warranties from or on behalf of any of the MLM Parties other than as expressly set forth in this agreement in connection with the execution and delivery of this agreement or the transactions contemplated hereby. Nothing in this Section 3.3 shall impair the effect of the representations and warranties of the MLM Parties in this agreement or form the basis for a defense to any claim arising under this agreement.

     4.  Representations and Warranties of the MLM Parties.

     Each of the MLM Parties hereby represents and warrants to the GSAC Parties with respect to himself as follows:

     4.1 Capacity; Binding Effect. Each of the MLM Parties is an individual, with full power and capacity to execute and deliver this agreement and to perform his obligations hereunder. This agreement has been duly executed and delivered by each of the MLM Parties and this agreement constitutes a valid and binding obligation of each of the MLM Parties, enforceable against each of them in accordance with its terms.

     4.2 No Conflict. Neither the execution, delivery and performance of this agreement nor the consummation of any or all of the transactions contemplated hereby will (a) violate, or be in conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or excuse performance by any Person of any of its obligations under, or cause the acceleration of the maturity of any debt or obligation pursuant to, or result in the creation or imposition of any Encumbrance upon any property or assets of any of the MLM Parties under, any agreement or commitment to which any of the MLM Parties is a party or by which any of their respective property or assets is bound, or to which any of the property or assets of any of the MLM Parties is subject, or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other Governmental Body applicable to any of the MLM Parties. Shedrick has obtained all requisite consents to the execution and delivery of this agreement and the consummation of the transactions contemplated hereby from the lenders to which he has granted Encumbrances in any of the payments to which he may be entitled under the GSAC Consulting Agreement to which he is a party and releases of all such Encumbrances; concurrently with the execution and delivery of this agreement, Shedrick is delivering copies of such consents and releases to the GSAC Parties.

     4.3 No Other Representations and Warranties. The MLM Parties have received no representations and warranties from or on behalf of any of the GSAC Parties other than as expressly set forth in this agreement in connection with the execution and delivery of this agreement or the transactions contemplated hereby. Nothing in this Section 4.3 shall impair the effect of the representations and warranties of the GSAC Parties in this agreement or form the basis for a defense to any claim arising under this agreement.

     5. Survival; Indemnification.

     5.1 Survival. All representations, warranties and agreements contained in this agreement shall survive the execution, delivery and performance of this agreement notwithstanding any investigation conducted, or knowledge acquired, with respect thereto.

     5.2 Indemnification by the GSAC Parties. Each of the GSAC Partes shall indemnify and hold harmless the MLM Parties and shall reimburse the MLM Parties for, any Damages arising from or in connection with (a) any inaccuracy in any of the representations or warranties of that GSAC Party in this agreement or
(b) any failure by that GSAC Party to perform or comply with any agreement in this agreement.

     5.3 Indemnification by the MLM Parties. Each of the MLM Partes shall indemnify and hold harmless the GSAC Parties and shall reimburse the GSAC Parties for, any Damages arising from or in connection with (a) any inaccuracy in any of the representations or warranties of that MLM Party in this agreement or (b) any failure by that MLM Party to perform or comply with any agreement in this agreement.

     5.4 Procedure.  Section 8.4 of the BCA shall apply to claims under Section
5.2 and 5.3.

     6. Notices. All notices, consents and other communications under this agreement shall be in writing and shall be deemed to have been duly given when
(a) delivered by hand, (b) sent by telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate as to itself by notice to the other parties):

     If to any of the GSAC Parties:

          924 Avenue J East
          Grand Prairie, Texas  75050
          Telecopier No.:  (214) 647-8311
          Attention:  Jerry M. Meyer

          with copies to:

          Acadia Partners, L.P.
          65 East 55th Street
          32nd Floor
          New York, New York  10022
          Telecopier No.:  (212) 754-5685
          Attention:  David G. Offensend

          and

          Kaye, Scholer, Fierman, Hays & Handler
          425 Park Avenue
          New York, New York  10022
          Telecopier No.:  (212) 836-7149
          Attention:  Joel I. Greenberg, Stuart L. Rosow and Nancy E. Fuchs

     If to an MLM Party:

          Daniel C. Shedrick
          649 Merwins Lane
          Fairfield, CT 06430

          Harris A. Cahn
          701 Gibson Avenue
          P.O. Box 4040
          Aspen, Colorado 81612
               and
          621 Smith Manor Blvd.
          West Orange, New Jersey 07052

          Barry A. Halper
          2 Nottingham Road
          Livingston, NJ 07039

          Franco Harris
          200 Chaucer Ct.
          Sewickly, PA 15143

          Bruno Tomasi
          7 Round Pond Road
          Westport, CT 06880

          Larry Lambrecht
          128 Sasco Hill Road
          Fairfield, Connecticut 06430

          with a copy to:

          Proskauer Rose Goetz & Mendelsohn
          1585 Broadway
          New York, New York 10036
          Telecopier No: (212) 969-2900
          Attention:  Edward W. Kerson and
                      S.L. Warhaftig


     7.  Jurisdiction; Service of Process.

     7.1 Jurisdiction. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this agreement shall be brought against any of the parties in the courts of the State of New York or the United States District Court for the Southern District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.

     7.2 Service of Process.  Process in any action or proceeding referred to in
Section 7.1 may be served on any party anywhere in the world, whether within or without the State of New York.

     8.  Miscellaneous.

     8.1 Expenses. Each party shall bear its own expenses incident to the preparation, negotiation, execution and delivery of this agreement and the performance of its obligations hereunder.

     8.2 Specific Performance. The parties acknowledge that the subject matter of this agreement is unique and that no adequate remedy of law would be available for breach of this agreement. Accordingly, each party agrees that the other parties will be entitled to an appropriate decree of specific performance or other equitable remedies to enforce this agreement (without any bond or other security being required) and each party waives the defense in any action or proceeding brought to enforce this agreement that there exists an adequate remedy at law.

     8.3 Captions. The captions in this agreement are for convenience of reference only and shall not be given any effect in the interpretation of this agreement.

     8.4 No Waiver. The failure of a party to insist upon strict adherence to any term of this agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this agreement. Any waiver must be in writing.

     8.5 Exclusive Agreement; Amendment. This agreement supersedes all prior agreements among the parties with respect to its subject matter, is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated except by a written instrument signed by the parties.

     8.6 Counterparts. This agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

     8.7 Governing Law. This agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of action) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts-of-law rule or principle that might result in the application of the laws of another jurisdiction.


                              GRAND SLAM ACQUISITION CORP.


                              By: /s/ John Worth
                                 -----------------------------

                              PINNACLE BRANDS, INC.


                              By: /s/ John Worth
                                 -----------------------------
                              MLM ACQUISITION CORP.


                              By: /s/ John Worth
                                 -----------------------------
                              DANIEL C. SHEDRICK


                              ________________________________

                              HARRIS A. CAHN


                              ________________________________

                              BARRY A. HALPER


                              ________________________________

                              BRUNO TOMASI

     8.7 Governing Law. This agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of action) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts-of-law rule or principle that might result in the application of the laws of another jurisdiction.


                              GRAND SLAM ACQUISITION CORP.


                              By:
                                 -----------------------------

                              PINNACLE BRANDS, INC.


                              By:
                                 -----------------------------
                              MLM ACQUISITION CORP.


                              By: /s/ Daniel C. Shedrick
                                 -----------------------------
                              DANIEL C. SHEDRICK


                              ________________________________

                              HARRIS A. CAHN


                              ________________________________

                              BARRY A. HALPER


                              ________________________________

                              BRUNO TOMASI

     8.7 Governing Law. This agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of action) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts-of-law rule or principle that might result in the application of the laws of another jurisdiction.


                              GRAND SLAM ACQUISITION CORP.


                              By:
                                 -----------------------------

                              PINNACLE BRANDS, INC.


                              By:
                                 -----------------------------
                              MLM ACQUISITION CORP.


                              By:
                                 -----------------------------
                              DANIEL C. SHEDRICK


                              ________________________________

                              HARRIS A. CAHN


                               /s/ Barry A. Halper
                              --------------------------------

                              BARRY A. HALPER


                              ________________________________

                              BRUNO TOMASI

     8.7 Governing Law. This agreement and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of action) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts-of-law rule or principle that might result in the application of the laws of another jurisdiction.


                              GRAND SLAM ACQUISITION CORP.


                              By:
                                 -----------------------------

                              PINNACLE BRANDS, INC.


                              By:
                                 -----------------------------
                              MLM ACQUISITION CORP.


                              By:
                                 -----------------------------
                              DANIEL C. SHEDRICK


                                /s/ Harris A. Cahn
                              --------------------------------

                              HARRIS A. CAHN


                              ________________________________

                              BARRY A. HALPER


                                /s/ Bruno Tomasi
                              --------------------------------

                              BRUNO TOMASI

                              FRANCO HARRIS


                               /s/ Franco Harris
                              --------------------------------


                              LARRY LAMBRECHT


                              --------------------------------

                              FRANCO HARRIS


                              --------------------------------


                              LARRY LAMBRECHT


                               /s/ Larry Lambrecht
                              --------------------------------

                                                                     Exhibit 2.1

                                     RELEASE


     This Release is being executed by Grand Slam Acquisition Corp. ("GSAC"), Pinnacle Brands, Inc. ("PBI") and MLM Acquisition Corp. ("MAC" and, collectively with GSAC and PBI, the "Releasors") in favor of Daniel C. Shedrick, Harris A. Cahn, Barry A. Halper, Bruno Tomasi, Franco Harris and Larry Lambrecht (collectively, the "MLM Parties") and the other Releasees (as defined below).

     The Releasors and the MLM Parties are entering into a Settlement Agreement dated September 15, 1995 (the "Settlement Agreement") that calls for the execution and delivery of this release. Capitalized terms used in this release without definition shall have the meanings given to them in the Settlement Agreement.

     The Releasors, intending to be legally bound, agree as follows:

     1.   Release.  The Releasors hereby irrevocably release and discharge the
          -------
MLM Parties and their respective heirs, executors, administrators, successors and assigns (collectively, the "Releasees") from any and all claims, agreements, obligations and causes of action whatsoever, whether known or unknown, suspected or unsuspected, at law or in equity or otherwise, which the Releasors or any of them now have, ever had or (to the extent arising from or in connection with any action taken or omitted or state of facts existing on or prior to the date of this release) may hereafter have against the Releasees or any of them arising out of (i) the GSAC Consulting Agreements or any action or failure to take action thereunder, (ii) the capital stock of GSAC or the status of any of the MLM Parties as holders of capital stock of GSAC, or (iii) any obligation (for indemnification or otherwise) in respect of (x) any representation or warranty in the Amended BCA (other than the representations and warranties in Sections 6.2, 6.15 and 6.16 of the Amended BCA, (y) any claim by Jack Klinge for a bonus for 1992) or (z) Sections 7 or 8.5 of the Amended BCA. The Releasors shall refrain from asserting any matter released or purported to be released hereby against any Releasee in any manner, including, but not limited to, by way of counterclaim, offset or defense and shall actively resist any effort to assert any such matter on their behalf.

     The Releasors shall indemnify and hold harmless, on an after-tax basis, each of the Releasees from and against any loss, liability, damage or expense (including, but not limited to, reasonable counsel fees and expenses) arising from or in connection with the assertion by or on behalf of the Releasors of any claim or other matter purported to be released pursuant hereto.

     2.   Representation.  The Releasors hereby represent and warrant that they
          --------------
have not assigned any interest in any matter released or purported to be released hereby to any other person or entity and that the individuals signing below have full power to execute and deliver this Release.

     3.   Governing Law.  This release and all questions relating to its
          -------------
validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of action) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts-of-law rule or principle that might result in the application of the laws of another jurisdiction. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this release may be brought against any of the parties in the courts of the State of New York or the United States District Court for the Southern District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world, whether within or without the State of New York.

     4.   Settlement Agreement.  Except to the extent expressly provided herein,
          --------------------
nothing contained herein shall affect the obligations contained in the Settlement Agreement or the other settlement agreement of even date among the same parties or the documents being executed pursuant to such agreements. To the extent there is any conflict between the express terms provided herein and any such agreement, the express terms herein shall be controlling.

Dated: September __, 1995

                              GRAND SLAM ACQUISITION CORP.


                              By:
                                 ----------------------------
                              PINNACLE BRANDS, INC.



                              By:
                                 ----------------------------
                              MLM ACQUISITION CORP.



                              By:
                                 ----------------------------

                                                                     Exhibit 2.2

                                     RELEASE


     This Release is being executed by Daniel C. Shedrick, Harris A. Cahn, Barry
A. Halper, Bruno Tomasi, Franco Harris and Larry Lambrecht (collectively, the "Releasors") in favor of Grand Slam Acquisition Corp. ("GSAC"), Pinnacle Brands, Inc. ("PBI"), MLM Acquisition Corp. ("MAC" and, collectively with GSAC and PBI, the "GSAC Parties") and the other Releasees (as defined below).

     The Releasors and the GSAC Parties are entering into a Settlement Agreement dated September 15, 1995 (the "Settlement Agreement") that calls for the execution and delivery of this release. Capitalized terms used in this release without definition shall have the meanings given to them in the Settlement Agreement.

     The Releasors, intending to be legally bound, agree as follows:

     1.   Release. The Releasors hereby irrevocably release and discharge the
          -------
GSAC Parties and their respective stockholders, subsidiaries, affiliates, directors, officers, employees and agents and their respective heirs, executors, administrators, successors and assigns (collectively, the "Releasees") from any and all claims, agreements, obligations and causes of action whatsoever, whether known or unknown, suspected or unsuspected, at law or in equity or otherwise, which the Releasors or any of them now have, ever had or (to the extent arising from or in connection with any action taken or omitted or state of facts existing on or prior to the date of this release) may hereafter have against the Releasees or any of them arising out of (i) the GSAC Consulting Agreements or any action or failure to take action thereunder, (ii) the capital stock of GSAC or the status of any of the Releasors as holders of capital stock of GSAC, or
(iii) any obligation (for indemnification or otherwise) in respect of (x) any representation or warranty in the Amended BCA (other than the representation and warranty in Section 5.9 of the Amended BCA) or (y) Sections 7 or 8.5 of the Amended BCA. The Releasors shall refrain from asserting any matter released or purported to be released hereby against any Releasee in any manner, including, but not limited to, by way of counterclaim, offset or defense and shall actively resist any effort to assert any such matter on their behalf.

     The Releasors shall indemnify and hold harmless, on an after-tax basis, each of the Releasees from and against any loss, liability, damage or expense (including, but not limited to, reasonable counsel fees and expenses) arising from or in connection with the assertion by or on behalf of the Releasors of any claim or other matter purported to be released pursuant hereto.

     2.   Representation.  The Releasors hereby represent and warrant that they
          --------------
have not assigned any interest in any matter released or purported to be released hereby to any other person or entity and that they have full power to execute, deliver and perform this Release.

     3.   Governing Law.  This release and all questions relating to its
          -------------
validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of action) shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts-of-law rule or principle that might result in the application of the laws of another jurisdiction. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this release may be brought against any of the parties in the courts of the State of New York or the United States District Court for the Southern District of New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world, whether within or without the State of New York.

     4.   Settlement Agreement.  Except to the extent expressly provided herein,
          --------------------
nothing contained herein shall affect the obligations contained in the Settlement Agreement or the other settlement agreement of even date among the same parties or the documents being executed pursuant to such agreements. To the extent there is any conflict between the express terms provided herein and any such agreement, the express terms herein shall be controlling.

Dated: September __, 1995


                              ___________________________________
                              Daniel C. Shedrick


                              ___________________________________
                              Harris A. Cahn


                              ___________________________________
                              Barry A. Halper


                              ___________________________________
                              Bruno Tomasi


                              ___________________________________
                              Franco Harris


                              ___________________________________
                              Larry Lambrecht

                                                                 Schedule 1.1.



                        PINNACLE BRANDS, INC.
                       ANALYSIS OF ADJUSTMENTS
                      As of SEPTEMBER 19, 1995


                                                 FRANCO     BRUNO      BARRY       LARRY       HARRIS       DAN
                                                 HARRIS     TOMASI     HALPER    LAMBRECHT      CAHN     SHEDRICK       TOTAL
                                                ---------------------------------------------------------------------------------

ADJUSTMENTS 1994:

 Offset River Group Deductions                  (2,303.15) (2,306.15)  (9,224.59) (2,306.15)  (9,224.59) (20,755.32)  (46,122.94)



ADJUSTMENTS May 31, 1995:
 Balance of 12/31/93 Consulting Payment(1)      (2,500.00) (2,500.00) (10,000.00) (2,500.00) (10,000.00) (22,500.00)  (50,000.00)

 Offset River Group Deductions(2)                 (983.67)   (983.67)  (3,934.68)   (983.67)  (3,934.58)  (8,853.03)  (19,673.40)

 Unpaid Invoice for Invisible Monster Decoder
   Product(3)                                     (131.12)   (131.12)    (524.48)   (131.12)    (524.48)  (1,180.04)   (2,622.32)

 Refund River Group Payments Received by
   Pinnacle                                        321.60     321.60    1,286.40     321.60    1,266.40    2,894.40     6,432.00
                                                ---------------------------------------------------------------------------------
  Total Adjustments made to May 31, 1995
   payment                                      (3,293.19) (3,293.19) (13,172.74) (3,293.19) (13,172.74) (29,638.67)  (65,853.72)


ADJUSTMENTS June 30, 1995:

 Offset River Group Deductions(2)                 (822.38)   (822.38)  (3,289.51)   (822.38)  (3,289.51)  (7,401.40)  (16,447.56)

                                                 ---------------------------------------------------------------------------------
 TOTAL ADJUSTMENTS:                             (6,421.72) (6,421.72) (25,686.84) (6,421.72) (25,588.84) (57,795.39) (128,434.22)(4)
                                                 ---------------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------------



(1) Payment contingent on receipt of Italian Tax Refund pursuant to Harris Cahn's letter dated 2/16/95
(2) Represents customer deductions taken against amounts due to Pinnacle for River Group product since 9/30/94.
(3) Represents unpaid River Group invoice dated 7/30/94 for Pinnacle services relating to the Invisible Monster Decoder product
(4) Represents the total deduction reimbursements agreed to per Dan Shedrick's September 18, 1995 memo to Jerry Meyer